SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 1, 2005

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                           UNITED HERITAGE CORPORATION
               (Exact name of registrant as specified in Charter)

             Utah                       0-9997                   87-0372864
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(State or other jurisdiction of   (Commission File No.)        (IRS Employee
incorporation or organization)                               Identification No.)

                              2 North Caddo Street
                              Cleburne, Texas 76033
                    (Address of Principal Executive Offices)

                                  817-641-3681
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      |_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13(e)-4(c))

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      This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry Into A Material Definitive Agreement

      On February 1, 2005 the Registrant, United Heritage Corporation, entered into an operations management agreement (the "Agreement") with Imperial Petroleum, Inc. ("Imperial"). The Registrant and Imperial entered into an Agreement and Plan of Merger on October 14, 2004. The merger has not yet been consummated.

      Pursuant to the Agreement, the Registrant's subsidiaries, UHC Petroleum Corporation and UHC New Mexico Corporation, will become the named operators of wells located in Texas and New Mexico belonging to Imperial. Jeffrey T. Wilson, President of Imperial, will assume the responsibility for the management and supervision of the daily operations of these properties until the merger is completed or the Agreement is terminated.

      If the merger is not completed by May 1, 2005, either Imperial or the Registrant may terminate the Agreement. Upon such termination, the parties will execute and file with the appropriate agencies in the states of Texas and New Mexico all the forms necessary to change the operation of the Imperial wells from UCH Petroleum Corporation and UHC New Mexico Corporation to Imperial.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.     Operations Management Agreement


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2005

                                        UNITED HERITAGE CORPORATION


                                        By: /s/ Walter G. Mize
                                           -------------------------------------
                                           Walter G. Mize,
                                           Chief Executive Officer